Hartford Quantum Life II
Separate Account VL I
Hartford Life Insurance Company

File No. 333-127379

Supplement Dated May 1, 2007 to the Prospectus
Dated May 1, 2007

Version 5

Supplement Dated May 1, 2007 to Your Prospectus

The expense information for the Putnam VT Income Fund in the Annual Fund Operating Expense table is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Net Annual Fund Operating Expenses
Putnam VT Income Fund - Class IB*	0.61%	0.25%	0.12%	0.03%	1.01%	N/A	1.01	%(a)

(a)                                  Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

In the Annual Fund Operating Expense table, under the column “Net Total Annual Operating Expenses,” the following is added as a footnote to the Putnam VT High Yield Fund:

(a)                                  Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

Under the section, “Purchasing a Policy,” the following bulleted paragraph is deleted and replaced with:

•                  If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy.  We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

Under the section, “Policy Limitations,” in the subsection entitled “Restrictions on Transfers From the Fixed Account to the Sub-Accounts,” the following disclosure is added:

For example, it may take 16 years to move $100,000 from the Fixed Account (assuming no growth on the account or policy charges):

Year	Beginning Fixed Account Value	Amount Transferred	Ending Balance
	($)	($)	($)
1	100,000	25,000	75,000
2	75,000	18,750	56,250
3	56,250	14,063	42,188
4	42,188	10,547	31,641
5	31,641	7,910	23,730
6	23,730	5,933	17,798
7	17,798	4,449	13,348
8	13,348	3,337	10,011
9	10,011	2,503	7,508
10	7,508	1,877	5,631
11	5,631	1,408	4,224
12	4,224	1,056	3,168
13	3,168	1,000	2,168
14	2,168	1,000	1,168
15	1,168	1,000	168
16	168	168	0

Under the section, “General Description of the Policy,” under the subsection entitled “Insured” the following is added as a second paragraph:

You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or in the Insured no longer uses nicotine.  Upon providing us satisfactory evidence, we will review the risk classification.  If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue.  We will not change a risk class on account of deterioration of your health.

Under the section, “Deductions Upon Surrender,” the following paragraph is added as the second to last paragraph of the section:

When a surrender charge is assessed due to a withdrawal from the Investment Account, future overall maximum surrender charges will be reduced on a proportional basis based on the actual surrender charges in relation to the overall maximum surrender charges.

Under the section, “Policy Protection Benefit,” under the subsection entitled “Benefit Account” the following is added as a second paragraph:

The Benefit Account is an Investment Choice under the policy.  The Benefit Account is part of the Company’s General Account. We credit interest at a rate as declared by Us to Policy Value allocated to the Benefit Account.   In addition, premium payment, withdrawals, transfers, loans and loan repayments applied to or deducted from the Benefit Account are used to determine the accumulated value of the Policy Protection Account.

Under the section, “Riders,” under the sub-section, “Estate Tax Repeal Benefit Rider,” the following sentence is added:

The tax treatment of surrender proceeds from a surrendered policy pursuant to the Estate Tax Repeal Rider is the same as the tax treatment of surrender proceeds from a surrendered policy without the rider.  See “Federal Tax Considerations” for more information.

Under the section, “Riders,” under the sub-section, “Policy Continuation Rider” the following sentence is added:

If the rider allows the Policy to continue with minimal proceeds payable upon death (after reduction for any Policy Indebtedness), there is risk that the Internal Revenue Service could contend that the Policy has been effectively terminated and any Policy Indebtedness should be treated as a distribution from the Policy.  Depending on the circumstances, all or part of such deemed distribution may be taxable as income.

Under the section, “Federal Tax Considerations,” under the sub-section, “Income Taxation of Policy Benefits — Generally,” the following disclosure is added below the first paragraph:

At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code: (a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy’s Death Benefit must be large enough to ensure that the Policy’s Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy.  The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702.  Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy’s guideline premium limit.  The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date.  Under the cash value corridor portion of the test, the Policy’s Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

Under the section, “Determining the Benefit Account Monthly Deduction Amount,” section (a)(ii) is replaced with the following:

(ii) such amount will be transferred on a Pro Rata Basis from your selected Sub- Account and/or Fixed Account and such transfer may be subject to charges as described in the Transfers provision of the Policy.

This supplement should be retained with the prospectus for future reference.

HV-6108